UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-05407

                             Trust for Credit Unions

(Exact name of registrant as specified in charter)

4400 Computer Drive

                              Westborough, MA 01581

(Address of principal executive offices) (Zip code)

Jay E. Johnson Callahan Financial Services, Inc. 1001 Connecticut Avenue NW, Suite 1001 Washington, DC 20036	Copies to: Michael P. Malloy Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 342-5828

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached herewith.

Ultra-Short Duration Government Portfolio

Short Duration Portfolio

Annual Report

August 31, 2017

The reports concerning the Trust for Credit Unions (“TCU” or the “Trust”) Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling I-800-SEC-0330.

An investment in a TCU Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration, or any other government agency.

The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.

Callahan Financial Services, Inc. is the distributor of the TCU Portfolios.

This report is for the information of the shareholders of the Trust. Its use in connection with any offering of shares of the Trust is authorized only in the case of a concurrent or prior delivery of the Trust’s current Prospectus.

Dear Credit Union Shareholders,

Credit unions continue to demonstrate tremendous momentum in performance and market impact. Through the first six months of 2017, membership has grown at the fastest rate ever with 4.5 million new members added since June 2016. Loans are on pace for their fourth consecutive year of double-digit growth, an unprecedented run. Despite the stock market continuing to reach new highs, share balances are rising at the fastest rate since the recession.

The balance sheet momentum is also evident in the broader market. Credit unions’ share of the auto finance market has reached a post-recession high of 18.9% through June 2017. The industry’s share of the U.S. mortgage lending market hit a new mid-year high of 8.2%. Most importantly for credit unions, member relationships are deepening with growth in product usage and average loan and share balances.

These results are influenced by a U.S. economy that continues to add jobs and post steady growth. The Federal Reserve has raised the target rate for federal funds twice so far in 2017, and expects to continue to raise rates into 2018. The increase in rates has lifted credit union investment yields to 1.54%, the highest level since 2011.

As credit unions establish new highs across multiple measures this year, 2017 is notable for the Trust for Credit Unions (“TCU”) as well. Our credit union shareholders approved the recommendation of the TCU Board of Trustees to appoint ALM First Financial Advisors, LLC (“ALM First”) as investment adviser in May. We are excited to begin our partnership with ALM First. Their more than 20 years of advisory work with credit unions provides them with unique insights into credit union balance sheet dynamics. Just like the TCU family of mutual funds, they have a demonstrated commitment to credit union success.

As discussed in the “Investment Adviser’s Discussion and Analysis” on pages 2 and 6, ALM First has repositioned the Ultra-Short Duration and Short Duration Portfolios since becoming adviser. Both Portfolios’ returns exceeded those of their benchmark indices for the period since April 16, 2017 when ALM First began serving as adviser. For the twelve-month period ended August 31, 2017, the cumulative total return of the TCU Shares of the Ultra-Short Duration Government Portfolio was 0.68% versus a 0.74% cumulative total return of the Portfolio’s blended benchmark. For the twelve-month period ended August 31, 2017, the cumulative total return of the TCU Shares of the Short Duration Portfolio was 0.55% versus a 0.28% cumulative total return for the Portfolio’s benchmark.

Please visit our website, www.TrustCU.com, for the most current information on the Portfolios, including performance and portfolio holdings. We appreciate your investment in the Trust for Credit Unions. Let us know if there are other ways in which we can help complement your credit union’s investment strategy.

Sincerely,

Jay E. Johnson

President and Treasurer

Trust for Credit Unions

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO

Investment Objective

The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. While there will be fluctuations in the net asset value (“NAV”) of the USDGP, the Portfolio is expected to have less interest rate risk and asset value fluctuation than funds investing primarily in longer-term mortgage-backed securities paying a fixed rate of interest. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of the Six-Month U.S. Treasury Bill Index and no longer than that of the One-Year U.S. Treasury Note Index, each as reported by BofA Merrill Lynch.

Portfolio Management Discussion and Analysis

Below, ALM First Financial Advisors, LLC (“ALM First”) discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

For the twelve-month period ended August 31, 2017, the cumulative total return of USDGP TCU shares was 0.68% versus a 0.74% cumulative total return of the Portfolio’s blended benchmark, the 9-Month U.S. Treasury Index (weighted average return of the Six-Month U.S. Treasury Bill Index (50%) and the One-Year U.S. Treasury Note Index (50%), as reported by BofA Merrill Lynch). ALM First began managing the Portfolio effective April 16, 2017. Since then, the cumulative total return of USDGP (TCU Shares) has been 0.55% versus 0.43% for the benchmark index and the cumulative total returns for the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index of 0.82% and 0.65%, respectively. The Portfolio’s net asset value (“NAV”) per share at the end of the Reporting Period was $9.47, versus $9.49 on August 31, 2016.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

One of the first actions undertaken by ALM First as investment adviser to the Portfolio was to align the duration of the Portfolio with that of the index in order to reduce under or over exposure to changes in interest rates relative to the index. The move into spread sectors such as Agency Mortgage-Backed Securities (“MBS”) and Commercial Mortgage Backed Securities (“CMBS”) has been a boon to performance as low levels of rate volatility have been a plus for the former and spread tightening has been a tailwind for the latter. Allocations to floating rate Collateralized Mortgage Obligations (“CMO“s) and CMBS helped to generate outperformance as the front end of the curve increased by 25 bps. Treasury yields rose 49-64 bps across the curve during the period amid Federal Reserve rate hikes and higher growth/inflation expectations post-election. However, tempered investor expectations for inflation growth and fiscal reforms sparked curve flattening and a decline in implied rate volatility for much of 2017. Until April 2017, the Portfolio was underweight in MBS and CMBS, which was negative for performance relative to the benchmark given the aforementioned market conditions.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

CMO and CMBS floaters benefited from the increase in front end rates as the coupon reset higher. Low levels of both implied and realized rate volatility was a tailwind for MBS performance.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Upon assuming management of the Portfolio, ALM First promptly aligned the duration of the Portfolio with that of the index which served to remove any over or under exposure to rate changes relative to the benchmark. Straying too far one way or the other from the benchmark’s duration is in essence betting on the direction of interest rates, which is not a consistently repeatable strategy. In terms of yield curve positioning, by being constructed as a barbell, the Portfolio was able to benefit from the flattening in the yield curve.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

During the Reporting Period, the largest changes in the Portfolio’s allocation were decreases in Treasuries and Agency debt with the Portfolio being repositioned into repurchase agreements and MBS securities.

Q. How was the Portfolio positioned relative to its benchmark index at the end of August 2017?

At the end of the Reporting Period, the Portfolio’s largest allocations were in Agency MBS securities.

Past performance does not guarantee future results, which may vary.

There is no guarantee that these objectives will be met.

Portfolio holdings and/or allocations shown above are as of the date indicated and may not be representative of future investments. The holdings and/or allocations shown may not represent all of the portfolio’s investments. Future investments may or may not be profitable.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2017*

August 31, 2016*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

August 31, 2017*

August 31, 2016*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities, including cash. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

INVESTMENT ADVISER’S DISCUSSION AND ANALYSIS

TCU SHORT DURATION PORTFOLIO

Investment Objective

The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. During normal market conditions, SDP intends to invest a substantial portion of its assets in mortgage-related securities, which include privately-issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the BofA Merrill Lynch Two-Year U.S. Treasury Note Index.

Portfolio Management Discussion and Analysis

Below, ALM First Financial Advisors, LLC (“ALM First”) discusses the Portfolio’s performance and positioning for the Reporting Period.

Q. How did the Portfolio perform during the Reporting Period?

The Portfolio’s cumulative total return for the twelve-month period ended August 31, 2017, was 0.55% for TCU Shares, versus a 0.28% cumulative total return for the BofA Merrill Lynch Two-Year U.S. Treasury Note Index. ALM First began managing the Portfolio effective April 16, 2017. Since then, the cumulative total return of SDP TCU Shares has been 0.86% versus 0.46% for the index. The Portfolio’s net asset value per share closed the Reporting Period at $9.67, versus $9.72 on August 31, 2016.

Q. What key factors were responsible for the Portfolio’s performance during the Reporting Period?

Over the course of 2017, fixed income performance has been robust, especially for barbell strategies. As the yield curve flattened throughout the year, floating-rate Collateralized Mortgage Obligations (“CMO“s) and Commercial Mortgage Backed Securities (“CMBS”) benefitted from the increase in the front end of the yield curve, while longer duration assets fixed-rate Agency CMBS benefitted from spread tightening as well as a decline in the long end of the yield curve. Prior to the adviser change in April, the Portfolio was overweight in Treasuries with a weighted duration just below the index. At the same time, the Portfolio allocations to Mortgage Backed Securities (“MBS”), CMBS, and floating-rate securities were relatively low, which weighed on performance relative to the benchmark amid the aforementioned curve flattening and lower rate volatility.

Q. Which fixed income market sectors most significantly affected Portfolio performance?

Fixed-rate Agency CMBS performed very well in 2017 due to a combination of spread tightening as well as the aforementioned flattening in the yield curve. Despite the specter of the Federal Reserve reducing its MBS portfolio, the asset class has done well over the year as rate volatility has remained low, which has been a boon to the Portfolio.

Q. Did the Portfolio’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Upon assuming management of the Portfolio, ALM First aligned the duration of the Portfolio with that of the index which served to remove any over or under exposure to rate changes relative to the benchmark. Straying too far one way or the other from the benchmark’s duration is in essence betting on the direction of interest rates, which is not a consistently repeatable strategy. In terms, of yield curve positioning, by being constructed as a barbell, the Portfolio was able to benefit from the flattening in the yield curve.

Q. Were there any notable changes in the Portfolio’s weightings during the Reporting Period?

During the Reporting Period, the largest change in the Portfolio’s allocation was a decrease in Treasury and Agency Debt with the proceeds of this decline being allocated into Agency MBS and National Credit Union Association Regulation 703.14 permissible bank level corporate debt.

Q. How was the Portfolio positioned at the end of August 2017?

At the end of the Reporting Period, the Portfolio’s largest allocations were in Agency MBS.

Past performance does not guarantee future results, which may vary.

There is no guarantee that these objectives will be met.

Portfolio holdings and/or allocations shown above are as of the date indicated and may not be representative of future investments. The holdings and/or allocations shown may not represent all of the portfolio’s investments. Future investments may or may not be profitable.

THIS PAGE LEFT INTENTIONALLY BLANK

PORTFOLIO COMPOSITION—SECTOR ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2017*

August 31, 2016*

PORTFOLIO COMPOSITION—ISSUER ALLOCATION

TCU SHORT DURATION PORTFOLIO (Unaudited)

August 31, 2017*

August 31, 2016*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and liabilities, including cash. Holdings and allocations may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

PERFORMANCE COMPARISON

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2017. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Ultra-Short Duration Government (“USDGP”)	$10,000	Bloomberg Barclays Mutual Fund Short (1-2 year) Government Index (“Barclays 1-2 Gov’t Index”); BofA Merrill Lynch One-Year U.S. Treasury Note Index (“1-Year T-Note”); BofA Merrill Lynch 6-Month U.S. Treasury Bill Index (“6-Month T-Bill”).

Ultra-Short Duration Government Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	0.68%	0.21%	1.13%	2.76%(a)
Investor Shares	0.64%	—	—	0.15%(b)

(a)	The Ultra-Short Duration Government Portfolio’s TCU Shares commenced operations on July 10, 1991.

(b)	The Ultra-Short Duration Government Portfolio’s Investor Shares commenced operations on November 30, 2012.

The BofA Merrill Lynch Six-Month U.S. Treasury Bill Index and the BofA Merrill Lynch One-Year U.S. Treasury Note Index do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

PERFORMANCE COMPARISON

TCU SHORT DURATION PORTFOLIO (Unaudited)

In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2017. The Portfolio is compared to its benchmarks assuming the following initial investment:

Portfolio	Initial Investment	Compare to:
Short Duration (“SDP”)	$10,000	Bloomberg Barclays Mutual Fund Short (1-3 year) Government Index (“Barclays 1-3 Gov’t Index”); BofA Merrill Lynch 2-Year U.S. Treasury Note Index (“2-Year T-Note”).

Short Duration Portfolio’s TCU Shares 10 Year Performance

	Average Annual Total Return
	One Year	Five Year	Ten Year	Since Inception
TCU Shares	0.55%	0.42%	1.68%	3.38%(a)
Investor Shares	0.52%	—	—	0.38%(b)

(a)	The Short Duration Portfolio’s TCU Shares commenced operations on October 9, 1992.

(b)	The Short Duration Portfolio’s Investor Shares commenced operations on November 30, 2012.

The BofA Merrill Lynch Two-Year U.S. Treasury Note Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government, the National Credit Union Administration, or any other U.S. government agency, instrumentality or sponsored enterprise. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The chart and table above assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments – August 31, 2017

Par Value		Value

ASSET-BACKED SECURITIES - 0.24%
	Federal National Mortgage Association - 0.24%
$82,524	Series 2001-W4, Class AV1 1–M LIBOR + 0.280%, 1.565%, 02/25/32 (a)	$81,326
111,120	Series 2002-W2, Class AV1 1–M LIBOR + 0.260%, 1.544%, 06/25/32 (a)	107,558
725,318	Series 2002-T7, Class A1 1–M LIBOR + 0.220%, 1.454%, 07/25/32 (a)	727,234

		916,118

	Total Asset-Backed Securities	916,118

	(Cost $919,004)

COLLATERALIZED MORTGAGE OBLIGATIONS - 18.29%
	Federal Home Loan Mortgage Corporation REMIC - 3.75%
4,139	Series 1009, Class D 1–M LIBOR + 0.600%, 1.827%, 10/15/20 (a)	4,146
11,831	Series 1066, Class P 1–M LIBOR + 0.900%, 2.127%, 04/15/21 (a)	11,913
16,670	Series 1222, Class P T10Y - 0.400%, 1.870%, 03/15/22 (a) (b)	16,690
40,008	Series 1250, Class J 7.000%, 05/15/22 (b)	42,074
14,828	Series 1448, Class F 1–M LIBOR + 1.400%, 2.627%, 12/15/22 (a) (c)	15,077
287,074	Series 3777, Class DA 3.500%, 10/15/24 (c)	291,030
1,671,188	Series 2977, Class M 5.000%, 05/15/25 (b)	1,784,811
2,690,601	Series 3346, Class FT 1–M LIBOR + 0.350%, 1.577%, 10/15/33 (a) (b)	2,696,691
203,232	Series 3033, Class CI 5.500%, 01/15/35 (b)	205,074
1,852,827	Series 3208, Class FH 1–M LIBOR + 0.400%, 1.627%, 08/15/36 (a)	1,862,083
167,144	Series 3231, Class FB 1–M LIBOR + 0.350%, 1.577%, 10/15/36 (a)	167,557
103,692	Series 3314, Class FC 1–M LIBOR + 0.400%, 1.627%, 12/15/36 (a)	104,097
1,026,470	Series 4248, Class QF 1–M LIBOR + 0.500%, 1.727%, 06/15/39 (a)	1,034,628
824,763	Series 3545, Class FA 1–M LIBOR + 0.850%, 2.077%, 06/15/39 (a)	833,288
2,152,303	Series 4316, Class FY 1–M LIBOR + 0.400%, 1.627%, 11/15/39 (a) (c)	2,157,779

Par Value		Value

	Federal Home Loan Mortgage Corporation REMIC - (continued)
$661,323	Series 3827, Class KF 1–M LIBOR + 0.370%, 1.597%, 03/15/41 (a)	$663,120
98,096	Series 3868, Class FA 1–M LIBOR + 0.400%, 1.627%, 05/15/41 (a)	98,459
58,104	Series 4109, Class EC 2.000%, 12/15/41 (c)	51,933
2,110,396	Series 4606, Class FL 1–M LIBOR + 0.500%, 1.727%, 12/15/44 (a)	2,125,227

		14,165,677

	Federal National Mortgage Association REMIC - 11.31%
37,367	Series 1990-145, Class A 1.850%, 12/25/20 (a)	37,459
121,602	Series 1991-67, Class J 7.500%, 08/25/21 (b)	128,395
115,540	Series 1992-137, Class F 1–M LIBOR + 1.000%, 2.234%, 08/25/22 (a)	116,770
139,224	Series 1993-27, Class F 1–M LIBOR + 1.150%, 2.384%, 02/25/23 (a) (d)	141,051
76,571	Series 1998-21, Class F T1Y + 0.350%, 1.570%, 03/25/28 (a)	76,425
667,728	Series 2011-137, Class A 4.000%, 06/25/29 (c)	677,943
199,463	Series 2000-16, Class ZG 8.500%, 06/25/30 (c)	241,051
164,994	Series 2000-32, Class Z 7.500%, 10/18/30	187,260
270,515	Series 2006-45, Class TF 1–M LIBOR + 0.400%, 1.634%, 06/25/36 (a)	271,695
286,532	Series 2006-76, Class QF 1–M LIBOR + 0.400%, 1.634%, 08/25/36 (a) (b)	287,774
339,487	Series 2006-79, Class PF 1–M LIBOR + 0.400%, 1.634%, 08/25/36 (a) (b)	341,002
793,324	Series 2006-111, Class FA 1–M LIBOR + 0.380%, 1.614%, 11/25/36 (a)	795,281
335,142	Series 2007-75, Class VF 1–M LIBOR + 0.450%, 1.684%, 08/25/37 (a)	337,118
692,909	Series 2007-85, Class FC 1–M LIBOR + 0.540%, 1.774%, 09/25/37 (a)	699,005
357,586	Series 2007-86, Class FC 1–M LIBOR + 0.570%, 1.804%, 09/25/37 (a)	360,685
344,151	Series 2007-92, Class OF 1–M LIBOR + 0.570%, 1.804%, 09/25/37 (a)	347,260
440,889	Series 2007-99, Class FD 1–M LIBOR + 0.600%, 1.834%, 10/25/37 (a)	445,265

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2017

Par Value		Value

	Federal National Mortgage Association REMIC - (continued)
$1,963,842	Series 2007-114, Class A7 1–M LIBOR + 0.200%, 1.434%, 10/27/37 (a) (c)	$1,948,327
60,580	Series 2009-84, Class WF 1–M LIBOR + 1.100%, 2.334%, 10/25/39 (a)	61,554
1,931,177	Series 2014-19, Class FA 1–M LIBOR + 0.400%, 1.634%, 11/25/39 (a) (c)	1,935,902
2,164,012	Series 2014-19, Class FJ 1–M LIBOR + 0.400%, 1.634%, 11/25/39 (a) (c)	2,169,402
900,762	Series 2010-123, Class FL 1–M LIBOR + 0.430%, 1.664%, 11/25/40 (a) (b)	903,900
3,774,725	Series 2011-110, Class FE 1–M LIBOR + 0.400%, 1.634%, 04/25/41 (a) (b)	3,786,440
453,838	Series 2011-63, Class FG 1–M LIBOR + 0.450%, 1.684%, 07/25/41 (a)	456,191
873,337	Series 2012-38, Class JE 3.250%, 04/25/42 (b)	899,123
3,316,945	Series 2015-30, Class AB 3.000%, 05/25/45	3,409,104
6,896,299	Series 2016-62, Class FH 1–M LIBOR + 0.400%, 1.634%, 09/25/46 (a)	6,924,274
7,571,678	Series 2016-83, Class FK 1–M LIBOR + 0.500%, 1.734%, 11/25/46 (a)	7,560,999
4,833,202	Series 2017-39, Class FT 1–M LIBOR + 0.400%, 1.634%, 05/25/47 (a)	4,849,311
2,324,389	Series 2008-22, Class FD 1–M LIBOR + 0.840%, 2.074%, 04/25/48 (a)	2,361,027

		42,756,993

	Government National Mortgage Association - 2.52%
4,799,144	Series 2017-H09, Class FJ 1–M LIBOR + 0.500%, 1.724%, 03/20/67 (a)	4,792,481
4,727,685	Series 2017-H07, Class FC 1–M LIBOR + 0.520%, 1.744%, 03/20/67 (a)	4,724,010

		9,516,491

	National Credit Union Administration - 0.71%
328,103	Series 2010-R2, Class 1A 1–M LIBOR + 0.370%, 1.601%, 11/06/17 (a)	328,167
331,191	Series 2011-R1, Class 1A 1–M LIBOR + 0.450%, 1.681%, 01/08/20 (a)	331,890
1,178,352	Series 2011-R2, Class 1A 1–M LIBOR + 0.400%, 1.631%, 02/06/20 (a)	1,180,055
21,838	Series 2011-R4, Class 1A 1–M LIBOR + 0.380%, 1.607%, 03/06/20 (a)	21,838

Par Value		Value

	National Credit Union Administration - (continued)
$441,226	Series 2011-R3, Class 1A 1–M LIBOR + 0.400%, 1.629%, 03/11/20 (a)	$441,899
229,038	Series 2010-R1, Class 1A 1–M LIBOR + 0.450%, 1.681%, 10/07/20 (a)	229,566
146,353	Series 2010-A1, Class A 1–M LIBOR + 0.350%, 1.579%, 12/07/20 (a)	146,459

		2,679,874

	Total Collateralized Mortgage Obligations	69,119,035

	(Cost $68,940,560)

MORTGAGE-BACKED OBLIGATIONS - 19.23%
	Federal Home Loan Mortgage Corporation - 0.20%
1,945	H15T3Y + 2.095%, 3.095%, 11/01/18 (a)	1,945
128,777	H15T1Y + 2.136%, 6.880%, 11/01/19 (a)	132,198
16,640	6–M LIBOR + 1.155%, 2.558%, 11/01/22 (a)	16,781
58,135	6–M LIBOR + 1.225%, 2.597%, 11/01/22 (a)	58,640
14,867	6–M LIBOR + 2.226%, 3.601%, 10/01/24 (a)	15,396
13,265	H15T3Y + 2.151%, 3.111%, 10/01/25 (a)	13,393
365,738	H15T3Y + 2.552%, 3.506%, 08/01/28 (a)	380,868
23,366	H15T1Y + 1.618%, 2.668%, 07/01/29 (a)	23,854
104,467	H15T1Y + 2.010%, 3.017%, 05/01/31 (a)	108,805

		751,880

	Federal Home Loan Mortgage Corporation Gold - 8.22%
2,008	5.000%, 10/01/17	2,058
4,755	5.000%, 11/01/17	4,875
147,613	4.500%, 05/01/18	150,902
287,145	4.500%, 06/01/18	293,544
24,975	5.500%, 01/01/20	25,683
348,513	4.500%, 10/01/20	356,280
8,306	3.500%, 12/01/20	8,694
5,210,208	5.500%, 09/01/22	5,465,385
15,922	3.500%, 10/01/22	16,667
1,218	4.500%, 07/01/23	1,290
9,352,279	2.500%, 07/01/28	9,542,861
4,545,926	4.000%, 07/01/29	4,766,230
10,000,000	3.500%, 10/01/32	10,450,194

		31,084,663

	Federal National Mortgage Association - 10.14%
2,206	H15BIN6M + 2.000%, 2.682%, 11/01/17 (a)	2,204
744	H15BIN6M + 2.250%, 2.932%, 11/01/17 (a)	743
10,738	H15BDI6M + 2.000%, 2.590%, 03/01/18 (a)	10,750
1,904,114	2.800%, 03/01/18	1,902,718

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2017

Par Value		Value

	Federal National Mortgage Association - (continued)
$4,127,500	3.620%, 03/01/18 (a)	$4,129,535
1,906	2.885%, 06/01/18 (a)	1,907
56,743	COF 11 + 1.250%, 2.721%, 10/01/18 (a)	56,757
3,126	H15T1Y + 1.750%, 2.742%, 05/01/19 (a)	3,131
47,164	COF 11 + 1.250%, 6.864%, 12/01/19 (a)	47,512
13,107	H15BIN6M + 1.750%, 2.683%, 01/01/20 (a)	13,129
1,792	5.000%, 01/01/20	1,834
18,409	H15T1Y + 2.845%, 6.686%, 05/01/20 (a)	18,965
65,037	3.500%, 09/01/20	67,898
5,743	3.500%, 10/01/20	5,995
19,048	3.500%, 03/01/21	19,886
57,273	H15T1Y + 2.000%, 6.713%, 02/01/22 (a)	59,881
9,954,274	2.730%, 08/01/22	10,263,640
1,120	H15T3Y + 2.195%, 3.195%, 01/01/23 (a)	1,120
1,905	H15T1Y + 1.940%, 2.565%, 03/01/24 (a)	1,904
16,803	H15BDI6M + 2.425%, 5.925%, 10/01/25 (a)	17,841
28,315	H15T1Y + 2.013%, 3.641%, 02/01/27 (a)	28,501
283,626	5.000%, 03/01/27	301,600
40,459	COF 11 + 1.250%, 2.222%, 07/01/27 (a)	40,733
4,696	H15T1Y + 1.750%, 2.930%, 07/01/27 (a)	4,828
9,601,138	3.000%, 10/01/28	9,931,500
73,095	COF 11 + 1.500%, 4.667%, 01/01/29 (a)	77,928
21,116	COF 11 + 1.500%, 4.673%, 02/01/29 (a)	22,512
111,112	COF 11 + 1.770%, 2.427%, 08/01/29 (a)	112,304
4,561,840	4.000%, 03/01/31	4,796,773
75,261	H15T1Y + 2.255%, 3.380%, 07/01/32 (a)	79,496
51,800	12–M LIBOR + 1.755%, 3.505%, 07/01/32 (a)	54,543
9,675	6.000%, 08/01/32	10,871
208,226	H15T1Y + 2.625%, 3.513%, 09/01/32 (a)	221,079
61,604	12–M LIBOR + 1.225%, 2.600%, 01/01/33 (a)	63,457
43,766	H15T1Y + 2.216%, 3.148%, 06/01/33 (a)	46,072
632,867	COF 11 + 1.250%, 4.613%, 08/01/33 (a)	674,716
2,783	6.000%, 11/01/33	3,180
427,926	H15T1Y + 2.076%, 2.838%, 04/01/34 (a)	448,733
452,732	COF 11 + 1.250%, 1.907%, 07/01/34 (a)	456,895
458,915	COF 11 + 1.250%, 1.907%, 08/01/34 (a)	463,153
63,508	6.000%, 09/01/34	72,228

Par Value		Value

	Federal National Mortgage Association - (continued)
$3,109	6.000%, 10/01/34	$3,524
9,205	6.000%, 07/01/36	10,608
438,088	12–M LIBOR + 1.789%, 3.538%, 07/01/37 (a)	460,268
103,359	6.500%, 11/01/37	111,802
41,206	6.000%, 06/01/38	47,212
65,455	6.000%, 09/01/38	75,021
16,000	6.000%, 11/01/38	18,325
5,195	6.000%, 10/01/39	5,968
2,588,438	12–M LIBOR + 1.752%, 2.442%, 05/01/42 (a)	2,668,922
382,692	COF 11 + 1.250%, 1.907%, 08/01/44 (a)	386,264

		38,326,366

	Government National Mortgage Association - 0.67%
24,455	7.000%, 04/15/26	26,677
155,436	H15T1Y + 2.000%, 3.125%, 04/20/34 (a)	162,899
943,492	H15T1Y + 1.500%, 2.625%, 06/20/34 (a)	971,385
716,303	H15T1Y + 1.500%, 2.125%, 08/20/34 (a)	737,040
87,119	H15T1Y + 1.500%, 2.625%, 05/20/42 (a)	89,543
69,833	H15T1Y + 1.500%, 2.625%, 06/20/42 (a)	71,779
334,781	H15T1Y + 1.500%, 2.125%, 07/20/42 (a)	343,646
35,556	H15T1Y + 1.500%, 2.250%, 10/20/42 (a)	36,479
77,284	H15T1Y + 1.500%, 2.250%, 12/20/42 (a)	79,254

		2,518,702

	Total Mortgage-Backed Obligations	72,681,611

	(Cost $72,389,987)

AGENCY DEBENTURES - 5.83%
	Federal Home Loan Bank - 4.84%
15,000,000	3–M LIBOR + 0.020%, 1.182%, 09/01/17 (a)	15,000,000
3,310,000	0.875%, 08/05/19	3,277,274

		18,277,274

	Other Agency Debentures - 0.99%
3,750,000	Sri Lanka Government Aid Bond 3–M LIBOR + 0.300%, 1.469%, 11/01/24 (a) (e)	3,750,000

		3,750,000

	Total Agency Debentures	22,027,274

	(Cost $22,055,902)

U.S. TREASURY OBLIGATIONS - 5.37%
	United States Treasury Notes & Bonds - 5.37%
5,000,000	0.875%, 10/15/17	4,998,928
1,000,000	0.750%, 10/31/17	999,480
6,000,000	1.875%, 10/31/17	6,007,894
8,300,000	1.056%, 11/24/17 (f)	8,281,276

	Total U.S. Treasury Obligations	20,287,578

	(Cost $20,289,939)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2017

Par Value		Value

U.S. GOVERNMENT-BACKED OBLIGATIONS - 26.88%
	FHLMC, Multifamily Structured Pass Through Certificates
$5,500,000	Series K009, Class A2, 3.808%, 08/25/20 (c)	$5,793,628
	FHLMC, Multifamily Structured Pass Through Certificates
9,468,224	Series K031, Class A1, 2.778%, 09/25/22 (c)	9,698,353
	FHLMC, Multifamily Structured Pass Through Certificates
2,175,867	Series K049, Class A1, 2.475%, 03/25/25 (c)	2,197,331
	FHLMC, Multifamily Structured Pass Through Certificates
1,657,569	Series K703, Class A2, 2.699%, 05/25/18 (c)	1,665,675
	FHLMC, Multifamily Structured Pass Through Certificates
7,987,519	Series K705, Class A2, 2.303%, 09/25/18 (c)	8,032,391
	FHLMC, Multifamily Structured Pass Through Certificates
4,915,295	Series K706, Class A2, 2.323%, 10/25/18 (c)	4,945,404
	FHLMC, Multifamily Structured Pass Through Certificates
5,000,000	Series K707, Class A2, 2.220%, 12/25/18 (c)	5,029,224
	FHLMC, Multifamily Structured Pass Through Certificates
2,059,407	Series K712, Class A2, 1.869%, 11/25/19 (c)	2,066,751
	FHLMC, Multifamily Structured Pass Through Certificates
1,500,000	Series K713, Class A2, 2.313%, 03/25/20 (c)	1,518,848
	FHLMC, Multifamily Structured Pass Through Certificates
1,000,000	Series KBF1, Class A, 1–M LIBOR + 0.390%, 1.622%, 07/25/24 (a) (c)	1,000,000
	FHLMC, Multifamily Structured Pass Through Certificates
937,806	Series KF02, Class A1, 1–M LIBOR + 0.380%, 1.612%, 07/25/20 (a) (c)	937,727
	FHLMC, Multifamily Structured Pass Through Certificates
988,545	Series KF03, Class A, 1–M LIBOR + 0.340%, 1.572%, 01/25/21 (a) (c)	988,231
	FHLMC, Multifamily Structured Pass Through Certificates
4,944,907	Series KF29, Class A, 1–M LIBOR + 0.360%, 1.592%, 02/25/24 (a) (c)	4,947,999
	FHLMC, Multifamily Structured Pass Through Certificates
4,999,611	Series KF30, Class A, 1–M LIBOR + 0.370%, 1.602%, 03/25/27 (a) (c)	5,005,085
	FHLMC, Multifamily Structured Pass Through Certificates
13,930,000	Series KF31, Class A, 1–M LIBOR + 0.370%, 1.602%, 04/25/24 (a) (c)	13,940,870
	FHLMC, Multifamily Structured Pass Through Certificates
3,439,609	Series KL1P, Class A1P, 2.544%, 10/25/25 (c) (e)	3,499,264
	FHLMC, Multifamily Structured Pass Through Certificates
7,028,191	Series KLH3, Class A, 1–M LIBOR + 0.700%, 1.932%, 11/25/22 (a) (c)	7,060,108
	FHLMC, Multifamily Structured Pass Through Certificates
7,748,930	Series KP02, Class A2, 2.355%, 04/25/21 (a) (c)	7,850,313

Par Value		Value

U.S. GOVERNMENT-BACKED OBLIGATIONS - (continued)
	FNMA
$2,341,017	Series 2014-M10, Class ASQ2, 2.171%, 09/25/19 (a) (c)	$2,362,963
	FNMA
8,308,162	Series 2014-M5, Class ASQ2, 2.034%, 03/25/19 (c)	8,338,498
	FNMA
4,689,832	Series 2017-M5, Class FA, 1–M LIBOR + 0.490%, 1.776%, 04/25/24 (a) (c)	4,695,556

	Total U.S. Government-Backed Obligations	101,574,219

	(Cost $101,483,722)

REPURCHASE AGREEMENTS - 26.73%
8,000,000	Amherst Pierpont Securities, 1.26%, Dated 08/31/17, matures 09/01/2017, repurchase price $8,000,280 (collateralized by $8,697,702 par amount of FNMA and Federal National Mortgage Backed Securities with interest rates of 2.844% to 9.250% due 11/15/19 to 06/01/47, total market value $8,162,436)	8,000,000
20,000,000	Amherst Pierpont Securities, 1.63%, Dated 08/25/17, matures 09/25/2017, repurchase price $20,028,072 (collateralized by $24,925,832 par amount of a GNMA, FNMA, and Federal National Mortgage Backed Securities with interest rates of 2.098% to 5.500% due 10/01/29 to 11/15/56, total market value $20,497,768)	20,000,000
25,000,000	Amherst Pierpont Securities, 1.19%, Dated 08/28/17, matures 09/28/2017, repurchase price $25,025,618 (collateralized by $61,089,998 par amount of SBA, GNMA, FNMA, and Federal National Mortgage Backed Securities with interest rates of 1.781% to 5.870% due 11/30/17 to 04/20/67, total market value $25,631,727)	25,000,000
10,000,000	Amherst Pierpont Securities, 1.25%, Dated 08/04/17, matures 10/17/2017, repurchase price $10,025,694 (collateralized by $10,483,175 par amount of SBA, GNMA, FNMA, and Federal National Mortgage Backed Securities with interest rates of 1.800% to 5.250% due 01/25/23 to 08/20/47, total market value $10,246,817)	10,000,000
38,000,000	Amherst Pierpont Securities, 1.23%, Dated 08/22/17, matures 11/22/2017, repurchase price $38,119,447 (collateralized by $60,029,856 par amount of a GNMA, FNMA and Federal National Mortgage Backed Securities with interest rates of 0.000% to 6.859% due 01/15/30 to 09/25/57, total market value $39,115,063)	38,000,000

	Total Repurchase Agreements	101,000,000

	(Cost $101,000,000)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Ultra-Short Duration Government Portfolio

Portfolio of Investments (continued) – August 31, 2017

Number of Shares		Value

REGISTERED INVESTMENT COMPANY - 0.16%
603,053	Dreyfus Government Cash Management Fund, 0.93% (g)	$603,053

	Total Registered Investment Company	603,053

	(Cost $603,053)
	Total Investments - 102.73%	388,208,888

	(Cost $387,682,167)
	Net Other Assets and Liabilities - (2.73)%	(10,305,801)

	Net Assets - 100.00%	$377,903,087

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2017. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference rates, see Explanation of Abbreviations and Acronyms below.

(b)	The security has PAC (Planned Amortization Class) collateral.

(c)	The security has Sequential collateral.

(d)	The security has Support collateral.

(e)	Security has been valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Trust. As of August 31, 2017, this security amounted to $3,750,000 or 0.99% of net assets. Investment categorized as a significant unobservable input (Level 3).

(f)	Discount Note. Rate shown is yield at time of purchase.

(g)	Rate periodically changes. Rate disclosed is the daily yield on August 31, 2017.

Explanation of Abbreviations and Acronyms:

COF 11	Cost of Funds for the 11th District of San Francisco
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
H15BDI6M	US Treasury Bill 3 Month Auction High Discount Rate
H15BIN6M	US Treasury Bill 6 Month Auction Investment Rate
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
H15T3Y	US Treasury Yield Curve Rate T-Note Constant Maturity 3 Year
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SBA	Small Business Administration
T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
T10Y	US Treasury Yield Curve Rate T-Note Constant Maturity 10 Year
1–M	One Month
3–M	Three Months
6–M	Six Months
12–M	Twelve Months

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments – August 31, 2017

Par Value		Value

CORPORATE BONDS - 11.81%
	Financials - 11.81%
$5,000,000	Capital One Bank USA NA, 2.150%, 11/21/18	$5,017,115
4,000,000	Capital One NA, 2.950%, 07/23/21	4,066,161
10,000,000	Citibank NA, 2.000%, 03/20/19	10,050,187
6,250,000	3–M LIBOR + 0.230%, 1.541%, 11/09/18 (a)	6,255,436
1,000,000	Citizens Bank NA, 2.200%, 05/26/20	1,003,074
7,000,000	Fifth Third Bank, 2.875%, 10/01/21	7,165,601
5,000,000	Manufacturers & Traders Trust Co., 3–M LIBOR + 0.610%, 1.927%, 05/18/22 (a)	5,006,929
5,592,000	PNC Bank NA, 2.150%, 04/29/21	5,607,516
3,000,000	2.550%, 12/09/21	3,040,585
1,000,000	3–M LIBOR + 0.360%, 1.676%, 05/19/20 (a)	1,003,524
1,175,000	Wells Fargo Bank NA, 1.750%, 05/24/19	1,175,781

	Total Corporate Bonds	49,391,909

	(Cost $49,214,216)

COLLATERALIZED MORTGAGE OBLIGATIONS - 15.73%
	Federal Home Loan Mortgage Corporation REMIC - 4.79%
34,599	Series 1448, Class F 1–M LIBOR + 1.400%, 2.627%, 12/15/22 (a) (b)	35,179
376,415	Series 2868, Class AV 5.000%, 08/15/24 (b)	401,575
237,053	Series 3777, Class DA 3.500%, 10/15/24 (b)	240,320
190,316	Series 1980, Class Z 7.000%, 07/15/27 (b)	216,821
2,232,225	Series 3346, Class FT 1–M LIBOR + 0.350%, 1.577%, 10/15/33 (a) (c)	2,237,278
1,893,283	Series 3471, Class FB 1–M LIBOR + 1.000%, 2.227%, 08/15/35 (a)	1,932,841
2,790,402	Series 3208, Class FA 1–M LIBOR + 0.400%, 1.627%, 08/15/36 (a)	2,804,341
937,575	Series 3208, Class FH 1–M LIBOR + 0.400%, 1.627%, 08/15/36 (a)	942,259
592,485	Series 3367, Class YF 1–M LIBOR + 0.550%, 1.777%, 09/15/37 (a)	596,014
2,225,780	Series 3371, Class FA 1–M LIBOR + 0.600%, 1.827%, 09/15/37 (a)	2,247,125
958,503	Series 4248, Class QF 1–M LIBOR + 0.500%, 1.727%, 06/15/39 (a)	966,121

Par Value		Value

	Federal Home Loan Mortgage Corporation REMIC - (continued)
$2,136,478	Series 4316, Class FY 1–M LIBOR + 0.400%, 1.627%, 11/15/39 (a) (b)	$2,141,913
414,948	Series 3827, Class KF 1–M LIBOR + 0.370%, 1.597%, 03/15/41 (a)	416,075
46,298	Series 4109, Class EC 2.000%, 12/15/41 (b)	41,381
1,847,707	Series 4272, Class FD 1–M LIBOR + 0.350%, 1.577%, 11/15/43 (a)	1,849,122
2,954,555	Series 4606, Class FL 1–M LIBOR + 0.500%, 1.727%, 12/15/44 (a)	2,975,317

		20,043,682

	Federal National Mortgage Association REMIC - 8.41%
199	Series 1988-12, Class A 4.686%, 02/25/18 (a)	199
131,499	Series 2009-70, Class TM 4.000%, 08/25/19	132,431
131,850	Series 2009-70, Class TN 4.000%, 08/25/19	132,785
3,276	Series G92-44, Class Z 8.000%, 07/25/22	3,614
391,535	Series 2006-45, Class TF 1–M LIBOR + 0.400%, 1.634%, 06/25/36 (a)	393,243
416,329	Series 2006-76, Class QF 1–M LIBOR + 0.400%, 1.634%, 08/25/36 (a) (c)	418,133
251,356	Series 2007-75, Class VF 1–M LIBOR + 0.450%, 1.684%, 08/25/37 (a)	252,839
2,191,234	Series 2007-114, Class A7 1–M LIBOR + 0.200%, 1.434%, 10/27/37 (a) (b)	2,173,923
1,903,390	Series 2014-19, Class FA 1–M LIBOR + 0.400%, 1.634%, 11/25/39 (a) (b)	1,908,047
2,149,681	Series 2014-19, Class FJ 1–M LIBOR + 0.400%, 1.634%, 11/25/39 (a) (b)	2,155,035
355,971	Series 2010-123, Class FL 1–M LIBOR + 0.430%, 1.664%, 11/25/40 (a) (c)	357,211
1,235,823	Series 2011-110, Class FE 1–M LIBOR + 0.400%, 1.634%, 04/25/41 (a) (c)	1,239,658
616,740	Series 2015-92, Class PA 2.500%, 12/25/41 (c)	622,936
700,498	Series 2012-38, Class JE 3.250%, 04/25/42 (c)	721,181
2,223,637	Series 2012-71, Class FL 1–M LIBOR + 0.500%, 1.734%, 07/25/42 (a)	2,237,854
7,698,194	Series 2016-62, Class FH 1–M LIBOR + 0.400%, 1.634%, 09/25/46 (a)	7,729,422

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2017

Par Value		Value

	Federal National Mortgage Association REMIC - (continued)
$8,032,787	Series 2016-83, Class FK 1–M LIBOR + 0.500%, 1.734%, 11/25/46 (a)	$8,021,457
4,833,202	Series 2017-39, Class FT 1–M LIBOR + 0.400%, 1.634%, 05/25/47 (a)	4,849,311
1,804,445	Series 2008-22, Class FD 1–M LIBOR + 0.840%, 2.074%, 04/25/48 (a)	1,832,888

		35,182,167

	Government National Mortgage Association - 2.27%
4,799,144	Series 2017-H09, Class FJ 1–M LIBOR + 0.500%, 1.724%, 03/20/67 (a)	4,792,481
4,727,685	Series 2017-H07, Class FC 1–M LIBOR + 0.520%, 1.744%, 03/20/67 (a)	4,724,010

		9,516,491

	National Credit Union Administration - 0.26%
571,322	Series 2011-R2, Class 1A 1–M LIBOR + 0.400%, 1.631%, 02/06/20 (a)	572,148
21,838	Series 2011-R4, Class 1A 1–M LIBOR + 0.380%, 1.607%, 03/06/20 (a)	21,838
493,136	Series 2011-R3, Class 1A 1–M LIBOR + 0.400%, 1.629%, 03/11/20 (a)	493,887

		1,087,873

	Total Collateralized Mortgage Obligations	65,830,213

	(Cost $65,652,779)

MORTGAGE-BACKED OBLIGATIONS - 34.34%
	Federal Home Loan Mortgage Corporation - 0.55%
141,123	12–M LIBOR + 1.735%, 3.360%, 01/01/34 (a)	148,568
95,944	12–M LIBOR + 1.840%, 3.406%, 11/01/34 (a)	99,658
495,832	H15T1Y + 2.250%, 3.094%, 08/01/35 (a)	523,543
493,681	12–M LIBOR + 1.768%, 3.493%, 05/01/36 (a)	518,457
984,665	12–M LIBOR + 1.890%, 2.589%, 03/01/42 (a)	1,018,945

		2,309,171

	Federal Home Loan Mortgage Corporation Gold - 16.26%
2,119	5.000%, 10/01/17	2,173
5,019	5.000%, 11/01/17	5,146
647	8.000%, 11/01/17	648
9,524	5.500%, 03/01/18	9,590
2,309	5.500%, 04/01/18	2,327
121,301	4.500%, 05/01/18	124,004
5,701	6.500%, 05/01/18	5,732
238,120	4.500%, 06/01/18	243,427
1,016	6.000%, 10/01/18	1,140

Par Value		Value

	Federal Home Loan Mortgage Corporation Gold - (continued)
$345	6.000%, 11/01/18	$387
114,575	5.500%, 02/01/19	117,136
26,445	5.500%, 01/01/20	27,194
470,365	5.000%, 04/01/20	485,910
288,635	4.500%, 10/01/20	295,068
6,875	3.500%, 12/01/20	7,196
13,179	3.500%, 10/01/22	13,795
3,948,245	3.500%, 05/01/30	4,153,311
9,664,852	2.000%, 12/01/31	9,568,918
15,000,000	3.000%, 10/01/32 TBA (d)	15,474,674
10,000,000	3.500%, 10/01/32 TBA (d)	10,450,194
150,684	5.000%, 08/01/35	164,649
18,237	5.000%, 12/01/35	19,864
4,862,800	3.000%, 01/01/37	4,991,104
4,888,513	3.000%, 02/01/37	5,017,609
7,561,320	3.500%, 02/01/37	7,912,875
6,970,361	3.500%, 03/01/37	7,294,446
188,798	5.000%, 03/01/37	206,066
374,302	5.000%, 05/01/37	409,534
284,881	5.000%, 02/01/38	312,265
82,089	5.000%, 03/01/38	89,169
83,050	5.000%, 09/01/38	90,972
285,579	5.000%, 12/01/38	312,718
184,167	5.000%, 01/01/39	201,741

		68,010,982

	Federal National Mortgage Association - 17.37%
1,125,158	2.800%, 03/01/18	1,124,333
60,496	5.500%, 05/01/18	61,148
11,331	5.500%, 06/01/18	11,463
16,448	5.500%, 10/01/18	16,753
41,961	5.500%, 11/01/18	42,641
2,180	5.500%, 12/01/18	2,225
53,681	3.500%, 09/01/20	56,042
4,740	3.500%, 10/01/20	4,949
15,722	3.500%, 03/01/21	16,414
9,954,274	2.730%, 08/01/22	10,263,640
226,900	5.000%, 03/01/27	241,280
103,360	7.000%, 08/01/28	118,592
248,656	7.000%, 11/01/28	287,106
9,750,146	2.000%, 02/01/32	9,663,859
154,409	2.500%, 02/01/32	156,722
19,242	7.000%, 02/01/32	21,648
34,331	H15T1Y + 2.235%, 3.004%, 05/01/32 (a)	36,114
95,368	7.000%, 05/01/32	111,249
15,000,000	3.500%, 09/01/32 TBA (d)	15,658,008
213,836	H15T1Y + 2.625%, 3.513%, 09/01/32 (a)	227,035
9,825	7.000%, 09/01/32	10,578
15,000,000	2.500%, 10/01/32 TBA (d)	15,188,672
458,753	H15T1Y + 2.215%, 3.275%, 07/01/33 (a)	484,377
253,455	12–M LIBOR + 1.563%, 3.063%, 11/01/33 (a)	265,325
323,011	H15T1Y + 2.215%, 2.819%, 12/01/33 (a)	339,876
135,124	12–M LIBOR + 1.715%, 3.320%, 03/01/34 (a)	140,052
381,481	12–M LIBOR + 1.555%, 3.305%, 04/01/34 (a)	399,604

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2017

Par Value		Value

	Federal National Mortgage Association - (continued)
$168,277	H15T1Y + 2.185%, 3.310%, 08/01/34 (a)	$177,754
1,223	6.000%, 09/01/34	1,394
212,400	12–M LIBOR + 1.695%, 3.181%, 10/01/34 (a)	223,757
150,947	12–M LIBOR + 1.649%, 3.274%, 03/01/35 (a)	156,199
323,693	12–M LIBOR + 1.720%, 3.470%, 04/01/35 (a)	341,634
423,916	H15T1Y + 2.313%, 3.068%, 05/01/35 (a)	449,859
384,391	12–M LIBOR + 1.428%, 3.143%, 05/01/35 (a)	400,288
187,075	12–M LIBOR + 1.525%, 3.316%, 05/01/35 (a)	195,996
330,366	6–M LIBOR + 1.412%, 2.787%, 06/01/35 (a)	340,084
2,754,904	4.000%, 06/01/35	2,937,975
214,486	6–M LIBOR + 1.513%, 2.888%, 08/01/35 (a)	221,598
671,888	12–M LIBOR + 1.750%, 3.500%, 08/01/35 (a)	711,736
452,312	12–M LIBOR + 2.432%, 4.056%, 09/01/35 (a)	482,917
261,961	H15T1Y + 2.085%, 2.940%, 10/01/35 (a)	274,993
974,256	12–M LIBOR + 1.559%, 3.172%, 11/01/35 (a)	1,020,041
442,235	12–M LIBOR + 1.737%, 3.487%, 03/01/36 (a)	465,195
468,360	12MTA + 2.439%, 3.249%, 04/01/36 (a)	493,301
90,564	5.000%, 10/01/39	99,730
3,327,992	12–M LIBOR + 1.752%, 2.440%, 05/01/42 (a)	3,431,471
1,187,299	12–M LIBOR + 1.700%, 2.774%, 06/01/42 (a)	1,225,823
1,798,342	12–M LIBOR + 1.679%, 2.258%, 10/01/42 (a)	1,850,396
2,155,673	12–M LIBOR + 1.606%, 2.628%, 12/01/44 (a)	2,212,415

		72,664,261

	Government National Mortgage Association - 0.16%
95,941	H15T1Y + 1.500%, 2.625%, 05/20/42 (a)	98,611
79,465	H15T1Y + 1.500%, 2.625%, 06/20/42 (a)	81,680
370,779	H15T1Y + 1.500%, 2.125%, 07/20/42 (a)	380,598
40,461	H15T1Y + 1.500%, 2.250%, 10/20/42 (a)	41,510
86,453	H15T1Y + 1.500%, 2.250%, 12/20/42 (a)	88,657

		691,056

	Total Mortgage-Backed Obligations	143,675,470

	(Cost $142,662,909)

Par Value		Value

U.S. TREASURY OBLIGATIONS - 10.91%
	United States Treasury Notes & Bonds - 10.91%
$6,810,000	1.000%, 03/15/18	$6,804,148
8,950,000	1.250%, 11/15/18	8,948,602
9,500,000	1.250%, 12/31/18	9,495,547
15,730,000	1.250%, 01/31/19	15,720,783
4,700,000	0.875%, 06/15/19	4,663,465

	Total U.S. Treasury Obligations	45,632,545

	(Cost $45,746,244)

U.S. GOVERNMENT-BACKED OBLIGATIONS - 18.49%
	FHLMC, Multifamily Structured Pass Thru Certificates
12,928,750	Series K064, Class A1 2.891%, 10/25/26 (a) (b)	13,336,746
1,462,561	Series K703, Class A2 2.699%, 05/25/18 (b)	1,469,713
2,487,163	Series K726, Class A1 2.596%, 08/25/23 (b)	2,541,469
5,000,000	Series K726, Class AM 2.985%, 04/25/24 (b)	5,178,553
971,790	Series KF03, Class A 1–M LIBOR + 0.340%, 1.572%, 01/25/21 (a) (b)	971,481
1,250,000	Series KF27, Class A 1–M LIBOR + 0.420%, 1.652%, 12/25/26 (a) (b)	1,251,176
4,944,907	Series KF29, Class A 1–M LIBOR + 0.360%, 1.592%, 02/25/24 (a) (b)	4,947,999
9,999,223	Series KF30, Class A 1–M LIBOR + 0.370%, 1.602%, 03/25/27 (a) (b)	10,010,170
9,969,513	Series KJ14, Class A1 2.197%, 11/25/23 (b)	9,962,344
3,439,609	Series KL1P, Class A1P 2.544%, 10/25/25 (b) (e)	3,499,264
7,028,191	Series KLH3, Class A 1–M LIBOR + 0.700%, 1.932%, 11/25/22 (a) (b)	7,060,108
8,543,692	Series KP02, Class A2 2.355%, 04/25/21 (a) (b)	8,655,473
	FNMA
2,804,005	Series 2014-M5, Class ASQ2, 2.034%, 03/25/19 (b)	2,814,243
	FHLMC, Multifamily Aggregation Risk Transfer Trust
5,635,000	Series 2017-KT01, Class A, 1–M LIBOR + 0.320%, 1.556%, 02/25/20 (a) (b)	5,647,527

	Total U.S. Government-Backed Obligations	77,346,266

	(Cost $77,046,888)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Short Duration Portfolio

Portfolio of Investments (continued) – August 31, 2017

Par Value		Value

REPURCHASE AGREEMENTS - 21.92%
$21,000,000	Amherst Pierpont Securities, 1.16%, Dated 08/21/17, matures 09/05/2017, repurchase price $21,010,150 (collateralized by $23,363,782 par amount of a SBA, GNMA, FNMA, and Federal National Mortgage Backed Securities, with interest rates of 1.800% to 5.250% due 01/25/23 to 07/01/47, total market value $21,468,687)	$21,000,000
39,700,000	Amherst Pierpont Securities, 1.22%, Dated 08/16/17, matures 09/18/2017, repurchase price $39,744,398 (collateralized by $51,939,364 par amount of a RFCSP Strip Principal, GNMA, Federal National Mortgage Backed Securities and a United States Treasury Note, with interest rates of 0.000% to 9.250% due 10/31/18 to 06/20/47, total market value $40,817,470)	39,700,000
10,000,000	Amherst Pierpont Securities, 1.25%, Dated 08/04/17, matures 10/17/17, repurchase price $10,025,694 (collateralized by $10,218,998 par amount of a SBA, GNMA, and Federal National Mortgage Backed Securities, with interest rates of 2.125% to 5.000% due 06/20/23 to 07/01/47, total market value $10,294,354)	10,000,000
21,000,000	Amherst Pierpont Securities, 1.26%, Dated 08/31/17, matures 09/01/2017, repurchase price $21,000,735 (collateralized by $35,042,293 par amount of SBA, GNMA, FNMA and Federal National Mortgage Backed Securities, with interest rates of 1.714% to 5.870% due 01/25/19 to 04/20/45, total market value $21,558,034)	21,000,000

	Total Repurchase Agreements	91,700,000

	(Cost $91,700,000)
Number of Shares

REGISTERED INVESTMENT COMPANY - 0.22%
911,183	Dreyfus Government Cash Management Fund, 0.93% (e)	911,183

	Total Registered Investment Company	911,183

	(Cost $911,183)
	Total Investments - 113.42%	474,487,586

	(Cost $472,934,219)
	Net Other Assets and Liabilities - (13.42)%	(56,144,716)

	Net Assets - 100.00%	$418,342,870

(a)	Variable rate securities. Interest rates disclosed are those which are in effect at August 31, 2017. Maturity date shown is the date of the next coupon rate reset or actual maturity. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. For those variable rate securities which are based on published reference rates, see Explanation of Abbreviations and Acronyms below.

(b)	The security has Sequential collateral.

(c)	The security has PAC (Planned Amortization Class) collateral.

(d)	Represents or includes a TBA (To Be Announced) transaction.

(e)	Rate periodically changes. Rate disclosed is the daily yield on August 31, 2017.

Explanation of Abbreviations and Acronyms:

12MTA	Federal Reserve US 12-Month Cumulative Average 1 Year Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
RFCSP	Resolution Funding Corporation Strip
SBA	Small Business Administration
1–M	One Month
3–M	Three Months
6–M	Six Months
12–M	Twelve Months

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Assets and Liabilities

August 31, 2017

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

ASSETS:

INVESTMENTS:
Investments and repurchase agreements at cost	$387,682,167	$472,934,219

Investments at value	$287,208,888	$382,787,586
Repurchase agreements at value	101,000,000	91,700,000

Total investments and repurchase agreements at value	388,208,888	474,487,586

Cash	267	681

RECEIVABLES:
Interest	528,312	881,836
Investment securities sold	18,373	25,317,968
Other assets	27,502	30,065

Total Assets	388,783,342	500,718,136

LIABILITIES:

PAYABLES:
Dividends	265,627	337,555
Investment securities purchased	—	25,098,145
TBA investment securities purchased	10,436,126	56,754,769
Advisory fees	30,384	33,670
Administration fees	16,034	17,768
Distribution fees	364	564
Accrued expenses	131,720	132,795

Total Liabilities	10,880,255	82,375,266

NET ASSETS	$377,903,087	$418,342,870

NET ASSETS CONSIST OF:
Paid-in capital	$385,639,284	$426,241,857
Accumulated undistributed net investment income	276,770	117,960
Accumulated net realized loss on investment transactions	(8,539,688)	(9,570,314)
Net unrealized appreciation on investments	526,721	1,553,367

TOTAL NET ASSETS	$377,903,087	$418,342,870

TCU Shares:
Net Assets	$363,611,938	$396,152,082
Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	38,408,085	40,961,191

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$9.47	$9.67

Investor Shares:
Net Assets	$14,291,149	$22,190,788
Total Shares outstanding, $0.001 par value (unlimited number of shares authorized)	1,509,564	2,294,475

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$9.47	$9.67

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Operations

For the Year Ended August 31, 2017

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio

INVESTMENT INCOME:
Interest	$4,348,972	$5,728,735

EXPENSES:
Advisory fees	517,273	570,515
Administration fees	190,914	210,523
Legal fees	192,850	210,436
Audit and tax fees	36,305	36,305
Custody fees	56,773	58,120
Accounting fees	168,158	185,000
Compliance fees	63,137	65,595
Trustees’ fees	96,405	106,129
Printing fees	27,608	30,270
Transfer agent fees	97,996	99,418
Distribution and Service (12b-1) Fees Investor Shares	4,325	6,633
Other expenses	111,203	122,650

Total operating expenses	1,562,947	1,701,594

Trustees’ fees waived	(14,457)	(15,919)
Compliance fees waived	(6,021)	(6,982)
Legal fees waived	(2,000)	(2,196)

Total expense reductions	(22,478)	(25,097)

Net operating expenses	1,540,469	1,676,497

Net Investment Income	2,808,503	4,052,238

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND TBA SALE COMMITMENTS:
Net Realized Gain (Loss) on Investment Transactions	66,738	(1,229,905)
Net Change in Unrealized Appreciation (Depreciation) of:
Investments	(613,271)	(330,687)
TBA Sale Commitments	1,289	—

Net Realized and Unrealized Loss on Investments and TBA Sale Commitments	(545,244)	(1,560,592)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:	$2,263,259	$2,491,646

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Statements of Changes in Net Assets

	Ultra-Short Duration Government Portfolio		Short Duration Portfolio
	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2017	Year Ended August 31, 2016

Investment Activities:
Operations:
Net investment income	$2,808,503	$1,561,029	$4,052,238	$3,198,430
Net realized gain (loss) on investment transactions	66,738	(283,039)	(1,229,905)	446,164
Net change in unrealized depreciation of investments and TBA sale commitments	(611,982)	(588,682)	(330,687)	(19,215)

Net increase in net assets resulting from operations	2,263,259	689,308	2,491,646	3,625,379

Distributions to Shareholders:
From net investment income
TCU Shares	(3,232,664)	(2,209,994)	(4,230,342)	(3,693,546)
Investor Shares	(122,370)	(77,957)	(227,712)	(193,652)

Total Distributions	(3,355,034)	(2,287,951)	(4,458,054)	(3,887,198)

From Shares Transactions:
TCU Shares:
Proceeds from sale of shares	5,000,000	31,662,040	5,000,000	31,000,000
Reinvestment of dividends and distributions	1,229,001	1,021,932	1,433,111	1,913,003
Cost of shares repurchased	(39,502,108)	(134,026,113)	(48,120,472)	(139,806,106)
Investor Shares:
Reinvestment of dividends and distributions	279	5,702	170,361	154,148
Cost of shares repurchased	(781,031)	(5,000,000)	(1,265,245)	(11,000,000)

Net decrease in net assets resulting from share transactions	(34,053,859)	(106,336,439)	(42,782,245)	(117,738,955)

Net change in net assets	(35,145,634)	(107,935,082)	(44,748,653)	(118,000,774)
Net Assets:
Beginning of year	413,048,721	520,983,803	463,091,523	581,092,297
End of year	$377,903,087	$413,048,721	$418,342,870	$463,091,523

Accumulated Undistributed Net Investment Income	$276,770	$230,335	$117,960	$104,659

Other Information:
Summary of Shares Transactions:
TCU Shares:
Shares sold	529,100	3,329,431	519,211	3,189,516
Reinvestment of dividends and distributions	129,758	107,498	148,393	196,972
Shares repurchased	(4,164,187)	(14,085,633)	(4,965,222)	(14,397,502)

Total TCU Share Transactions	(3,505,329)	(10,648,704)	(4,297,618)	(11,011,014)

Investor Shares:
Reinvestment of dividends and distributions	29	600	17,641	15,867
Shares repurchased	(82,300)	(525,100)	(130,169)	(1,133,271)

Total Investor Share Transactions	(82,271)	(524,500)	(112,528)	(1,117,404)

Net decrease in shares outstanding	(3,587,600)	(11,173,204)	(4,410,146)	(12,128,418)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Ultra-Short Duration Government Portfolio — TCU Shares

	Years Ended August 31,
	2017		2016	2015		2014	2013
Net Asset Value,
Beginning of year	$9.49		$9.53	$9.55		$9.58	$9.64

Income from Investment Operations:
Net investment income(a)(b)	0.07		0.03	0.01		0.02	0.02
Net realized and unrealized gain (loss) on investment transactions	(0.01)		(0.02)	—		—	(0.03)

Total income (loss) from investment operations	0.06		0.01	0.01		0.02	(0.01)

Less Distributions from:
Investment income(b)	(0.08)		(0.05)	(0.03)		(0.05)	(0.05)

Total Distributions	(0.08)		(0.05)	(0.03)		(0.05)	(0.05)

Net Asset Value,
End of year	$9.47		$9.49	$9.53		$9.55	$9.58

Total Return(c)	0.68%		0.11%	0.10%		0.22%	(0.08)%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$363,612		$397,935	$500,820		$569,206	$614,074
Ratios to average net assets:
Expenses net of expense reductions	0.40	%(d)	0.41%	0.36	%(d)	0.36%	0.34%
Expenses before expense reductions	0.41%		0.41%	0.37%		0.36%	0.34%
Net investment income net of expense reduction	0.74	%(d)	0.36%	0.07	%(d)	0.17%	0.25%
Net investment income before expense reduction	0.73%		0.36%	0.07%		0.17%	0.25%
Portfolio Turnover Rate	123%		147%	196%		137%	224%

(a)	Calculated based on average shares outstanding.
(b)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(d)	During the period, certain fees were waived. (see Note 3)

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Ultra-Short Duration Government Portfolio — Investor Shares
	Year Ended August 31, 2017		Year Ended August 31, 2016	Year Ended August 31, 2015		Year Ended August 31, 2014	For the Period November 30, 2012(a) to August 31, 2013

Net Asset Value,
Beginning of period	$9.49		$9.53	$9.55		$9.58	$9.64

Income from Investment Operations:
Net investment income(b)(c)	0.07		0.03	0.01		0.01	0.02
Net realized and unrealized gain (loss) on investment transactions	(0.01)		(0.02)	—		0.01	(0.04)

Total income (loss) from investment operations	0.06		0.01	0.01		0.02	(0.02)

Less Distributions from:
Investment income(c)	(0.08)		(0.05)	(0.03)		(0.05)	(0.04)

Total Distributions	(0.08)		(0.05)	(0.03)		(0.05)	(0.04)

Net Asset Value,
End of period	$9.47		$9.49	$9.53		$9.55	$9.58

Total Return(d)	0.64%		0.08%	0.07%		0.19%	(0.25	)%(f)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$14,291		$15,113	$20,164		$20,980	$24,173
Ratios to average net assets:
Expenses net of expense reductions	0.43	%(e)	0.44%	0.39	%(e)	0.39%	0.37	%(g)
Expenses before expense reductions	0.44%		0.44%	0.40%		0.39%	0.37	%(g)
Net investment income net of expense reductions	0.71	%(e)	0.33%	0.04	%(e)	0.14%	0.22	%(g)
Net investment income before expense reductions	0.70%		0.33%	0.04%		0.14%	0.22	%(g)
Portfolio Turnover Rate	123%		147%	196%		137%	224	%(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding.
(c)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(e)	During the period, certain fees were waived. (see Note 3)
(f)	Not annualized.
(g)	Annualized.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Short Duration Portfolio — TCU Shares

	Years Ended August 31,
	2017		2016	2015	2014	2013
Net Asset Value,
Beginning of year	$9.72		$9.72	$9.74	$9.74	$9.82

Income from Investment Operations:
Net investment income(a)(b)	0.09		0.06	0.04	0.03	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.04)		0.02	—	0.03	(0.06)

Total income (loss) from investment operations	0.05		0.08	0.04	0.06	(0.02)

Less Distributions from:
Investment income(b)	(0.10)		(0.08)	(0.06)	(0.06)	(0.06)

Total Distributions	(0.10)		(0.08)	(0.06)	(0.06)	(0.06)

Net Asset Value,
End of year	$9.67		$9.72	$9.72	$9.74	$9.74

Total Return(c)	0.55%		0.80%	0.38%	0.59%	(0.19)%
Ratios/Supplemental Data:
Net Assets at the end of year (in thousands)	$396,152		$439,706	$546,841	$559,745	$571,525
Ratios to average net assets:
Expenses net of expense reductions	0.40	%(e)	0.40%	0.36%	0.35%	0.34%
Expenses before expense reductions	0.41%		0.40%	0.36%	0.35%	0.34%
Net investment income net of expense reductions	0.96	%(e)	0.65%	0.40%	0.34%	0.40%
Net investment income before expense reductions	0.95%		0.65%	0.40%	0.34%	0.40%
Portfolio Turnover Rate	145%		131%	206%	157%	229%

(a)	Calculated based on average shares outstanding.
(b)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(e)	During the period, certain fees were waived. (See Note 3).

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Short Duration Portfolio — Investor Shares
	Year Ended August 31, 2017		Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	For the Period November 30, 2012(a) to August 31, 2013

Net Asset Value,
Beginning of period	$9.72		$9.72	$9.74	$9.74	$9.82

Income from Investment Operations:
Net investment income(b)(c)	0.09		0.06	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.04)		0.01	(0.01)	0.02	(0.07)

Total income (loss) from investment operations	0.05		0.07	0.03	0.05	(0.04)

Less Distributions from:
Investment income(c)	(0.10)		(0.07)	(0.05)	(0.05)	(0.04)

Total Distributions	(0.10)		(0.07)	(0.05)	(0.05)	(0.04)

Net Asset Value,
End of period	$9.67		$9.72	$9.72	$9.74	$9.74

Total Return(d)	0.52%		0.77%	0.34%	0.56%	(0.37	)%(e)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)	$22,191		$23,385	$34,251	$32,286	$35,596
Ratios to average net assets:
Expenses net of expense reductions	0.43	%(f)	0.43%	0.39%	0.38%	0.37	%(g)
Expenses before expense reductions	0.44%		0.43%	0.39%	0.38%	0.37	%(g)
Net investment income net of expense reductions	0.93	%(f)	0.62%	0.37%	0.31%	0.37	%(g)
Net investment income before expense reductions	0.92%		0.62%	0.37%	0.31%	0.37	%(g)
Portfolio Turnover Rate	145%		131%	206%	157%	229	%(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding.
(c)	Net investment income per share differs from Distributions to Shareholders from net investment income primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
(d)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(e)	Not Annualized.
(f)	During the period, certain fees were waived. (See Note 3).
(g)	Annualized.

See accompanying notes to financial statements.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2017

Note 1. Organization

Trust for Credit Unions (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company currently consisting of two diversified portfolios: Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually, a “Portfolio”). Shares of the Portfolios are offered for sale solely to state and federally chartered credit unions. The Trust previously offered shares of another portfolio, the Money Market Portfolio, which suspended operations as of the close of business on May 30, 2014.

On October 1, 2012, the Trust began offering a second class of shares, known as Investor Shares, in each of the Portfolios and the existing shares in each Portfolio were redesignated as TCU Shares. Investor Shares and TCU Shares of each Portfolio should have returns that are substantially the same because they represent interests in the same Portfolio and differ only to the extent that they have different class specific expenses. Effective October 1, 2012, TCU Shares of each Portfolio are only available to those shareholders that had open accounts in the particular Portfolio as of such date. The Investor Shares of each Portfolio commenced operations on November 30, 2012.

The Portfolios seek to achieve a high level of current income, consistent with low volatility of principal (in the case of the Ultra-Short Duration Government Portfolio) and relatively low volatility of principal (in the case of the Short Duration Portfolio) by investing in obligations authorized under the Federal Credit Union Act.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation

Investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which accurate market quotations are not readily available due to, among other factors, current market trading activity, credit quality and default rates, are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1	–	quoted prices in active markets for identical securities

Level 2	–	significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	–	significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and Level 2 assets and liabilities, if any, on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Transfers between levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value each Portfolio’s net assets as of August 31, 2017 is as follows:

	Ultra-Short Duration Government Portfolio
	Total Market Value at 8/31/17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Asset-Backed Securities	$916,118	$—	$916,118	$—
Collateralized Mortgage Obligations	69,119,035	—	69,119,035	—
Mortgage-Backed Obligations	72,681,611	—	72,681,611	—
Agency Debentures	22,027,274	—	18,277,274	3,750,000
U.S. Treasury Obligations	20,287,578	—	20,287,578	—
U.S. Government-Backed Obligations	101,574,219	—	101,574,219	—
Repurchase Agreements	101,000,000	—	101,000,000	—
Registered Investment Company	603,053	603,053	—	—

	$388,208,888	$603,053	$383,855,835	$3,750,000

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2017 (continued)

	Short Duration Government Portfolio
	Total Market Value at 5/31/17	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Corporate Bonds	$49,391,909	$—	$49,391,909	$—
Collateralized Mortgage Obligations	65,830,213	—	65,830,213	—
Mortgage-Backed Obligations	143,675,470	—	143,675,470	—
U.S. Treasury Obligations	45,632,545	—	45,632,545	—
U.S. Government-Backed Obligations	77,346,266	—	77,346,266	—
Repurchase Agreements	91,700,000	—	91,700,000	—
Registered Investment Company	911,183	911,183	—	—

	$474,487,586	$911,183	$473,576,403	$—

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of August 31, 2017:

Ultra-Short Duration Government Portfolio
Fair Value, as of August 31, 2016	$4,250,000
Gross sales	(500,000)

Fair Value, as of August 31, 2017	$3,750,000

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for Portfolio investments.

B. Security Transactions and Investment Income

Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method.

C. Distribution to Shareholders

Each Portfolio intends to distribute to its shareholders substantially all of its investment income and capital gains. The Portfolios declare dividends from net investment income daily and pay such dividends monthly. Each Portfolio makes distributions of net realized capital gains, if any, at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

D. Allocations

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Portfolio are allocated daily to each class of shares based upon its proportionate share of total net assets of the Portfolio. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Portfolio. Expenses not directly charged to a Portfolio are allocated proportionally among all the Portfolios in the Trust, daily in relation to the net assets of each Portfolio or another reasonable measure.

E. Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

F. Federal Taxes

It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions to shareholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards may reduce the requirement of future capital gain distributions.

The characterization of distributions to shareholders is determined in accordance with U.S. federal income tax rules, which may differ from U.S. GAAP. Therefore, the source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or as a tax return of capital.

Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Portfolios have elected to accrete and amortize market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. For the current year, net amortization is reducing ordinary income available for distribution.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios’ financial statements. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2017 (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of August 31, 2017, were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Total Cost of Investments on Tax Basis	$387,781,820	$472,985,449

Gross Unrealized Appreciation on Investments	$815,603	$1,787,088
Gross Unrealized Depreciation on Investments	(388,535)	(284,951)

Net Unrealized Appreciation on Investments	$427,068	$1,502,137

G. Expenses

Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period or in such other manner as the Board of Trustees deems fair or equitable depending upon the nature of the expenses. In addition, expenses incurred by a Portfolio that do not specifically relate to a particular class of shares of the Portfolio are generally allocated to the appropriate classes based on each class’ relative average net assets or in such other manner as the Board of Trustees deems fair and equitable. Expenses that specifically relate to a particular class of shares of a Portfolio are allocated to that class.

The Portfolios pay compensation to the independent Trustees of the Trust in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Portfolios do not pay compensation to Trustees or officers of the Trust who are also officers of the Trust’s investment adviser or administrator.

H. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ regular custodian or at a custodian specifically designated for purposes of the repurchase agreement under triparty repurchase agreements.

A repurchase agreement may permit a Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the repurchase agreement with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the repurchase agreement counterparty’s bankruptcy or insolvency. Pursuant to the terms of the repurchase agreement, a Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the repurchase agreement counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

Master Repurchase Agreements (“MRAs”) permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The Portfolios had investments in repurchase agreements at August 31, 2017. The gross value and related collateral received for these investments are presented in each Portfolio of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each Portfolio exceeded the value of its respective repurchase agreements as of August 31, 2017.

I. When-Issued Securities

Consistent with National Credit Union Administration (“NCUA”) rules and regulations, the Portfolios may purchase or sell when-issued securities, including TBA (“To Be Announced”) securities that have been authorized but not yet issued in the market. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction. All settlements in connection with purchases and sales of when-issued securities must be by regular way (i.e., the normal security settlement time, which may vary according to security type). When purchasing a security on a when-issued basis, the Portfolios must set aside liquid assets, or engage in other appropriate measures to cover the obligations under the contract.

J. Mortgage Dollar Rolls

The Portfolios may enter into mortgage ‘‘dollar rolls’’ in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2017 (continued)

a separate transaction involving a sale. During the settlement period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

Note 3. Agreements and 12b-1 Plan

A. Advisory Agreement

ALM First Financial Advisors, LLC (“ALM First” or the “Adviser”) serves as investment adviser pursuant to an advisory agreement (the “Advisory Agreement”) that was approved by the Board of Trustees of the Trust (the “Board”) at an in-person meeting held on February 10, 2017 and by shareholders of the Portfolios at a special meeting of shareholders on May 12, 2017. The Trust unanimously voted to change the Portfolios’ investment adviser to ALM First effective April 16, 2017, at which point ALM First served as investment adviser pursuant to an interim investment advisory agreement for the period until shareholders approved the Advisory Agreement with ALM First on behalf of the Portfolios. Under the Advisory Agreement, ALM First manages the Portfolios, subject to the general supervision of the Board. The Advisory Agreement contains substantially similar terms as the previous investment advisory agreement (the “GSAM Agreement”), but includes lower investment advisory fees for the Portfolios.

As compensation for its services and its assumption of certain expenses, the Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each Portfolio’s average daily net assets):

Portfolio	Asset Level	Contractual Rate

Ultra-Short Duration	first $250 million,	0.12%
Government and	next $250 million,	0.10%
Short Duration(1)	in excess of $500 million	0.07%

(1)	Advisory Fee rate is based on the aggregate average net assets of the Portfolios. Fees are charged on a pro rata basis between the Portfolios.

Prior to April 16, 2017, Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), served as investment adviser pursuant to the GSAM Agreement. Under the GSAM Agreement, GSAM managed the Portfolios subject to the general supervision of the Board. As compensation for services rendered pursuant to the GSAM Agreement and the assumption of expenses related thereto, GSAM was entitled to an advisory fee, computed daily and payable monthly, at the following annual rates:

Portfolio	Asset Level	Contractual Rate

Ultra-Short Duration	first $250 million	0.18%
Government and	next $250 million	0.16%
Short Duration(1)	in excess of $500 million	0.14%

(1)	Advisory fee rate based on the aggregate average net assets of the Portfolios. Fees charged on a pro rata basis between the Portfolios.

As of August 31, 2017, the Adviser earned advisory fees of $134,388 and $149,006 for the period from April 17, 2017 through August 31, 2017 for Ultra-Short Duration Government and Short Duration Portfolios, respectively. For the period from September 1, 2016 through April 16, 2017, GSAM earned advisory fees of $382,885 and $421,509 for Ultra-Short Duration Government and Short Duration Portfolios, respectively. GSAM is no longer eligible to recover any amounts previously waived or reimbursed.

B. Administration Agreement

Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. (“CFS”) serves as a general partner to CUFSLP, which includes 37 major credit unions that are limited partners. As compensation for services rendered pursuant to such Agreement, CUFSLP is entitled to fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	CUFSLP Fee
Ultra-Short Duration Government	0.05%
Short Duration	0.05

Bank of New York Mellon (BNYM), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, provides additional administrative services to the Portfolios pursuant to an Administration and Accounting Services Agreement. As compensation for services rendered pursuant to such Agreement, effective February 1, 2013 BNYM is entitled to the following fees, computed daily and payable by the Portfolios monthly, at the following annual rates as a percentage of the aggregate average net assets.

Asset Level	Contractual Rate(1)
up to $200 million	0.035%
from $200 to $500 million	0.030
from $500 to $1 billion	0.025
in excess of $1 billion	0.020

(1)

Portfolios are subject to an aggregate minimum annual base fee of $75,000. In addition, each Portfolio is subject to annual base fees for Financial Reporting, Tax and Regulatory Administration services.

C. Other Agreements

CFS serves as exclusive distributor of shares of the Portfolios. CFS did not receive any compensation under the Distribution Agreement during the year ended August 31, 2017.

BNY Mellon Investment Services (US) Inc (“BNYIS”) as transfer agent of the Portfolios and receives a fee (“transfer agent fee”) from each Portfolio. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

Effective April 11, 2011, the Board of Trustees of the Trust voluntarily agreed to waive 15% of its fees. The fees waived by the Trustees from September 1, 2016 through August 31, 2017 amounted to $14,457 for the Ultra-Short Duration Government Portfolio and $15,919 for the Short Duration Portfolio.

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2017 (continued)

Effective April 11, 2011, Nisen & Elliott, LLC, counsel to the independent Trustees of the Trust, voluntarily agreed to waive 15% of its legal fees. The legal fees waived by Nisen & Elliott, LLC from September 1, 2016 through August 31, 2017 amounted to $2,000 for the Ultra-Short Duration Government Portfolio and $2,196 for the Short Duration Portfolio.

Effective April 11, 2011, Vigilant Compliance Services voluntarily agreed to waive its fee in an amount equal to 10% of such fee. The compliance fees waived by Vigilant Compliance Services from September 1, 2016 through August 31, 2017 amounted to $6,021 for the Ultra-Short Duration Government Portfolio and $6,982 for the Short Duration Portfolio.

The Trust has adopted a Distribution Plan (the “12b-1 Plan”) with respect to Investor Shares of the Portfolios. Under the 12b-1 Plan, the Trust may pay the distributor (or any other person) an amount of up to 0.25% annually of the average daily net assets attributable to Investor Shares of each Portfolio in consideration for expenses and activities primarily intended to result in the sale of Investor Shares and/or for administrative support services. The Trust is currently limiting the fee payable under the 12b-1 Plan with respect to Investor Shares of each Portfolio to 0.03% of the average daily net assets attributable to Investor Shares of each such Portfolio. For the year ended August 31, 2017, the Ultra-Short Duration Government Portfolio and Short Duration Portfolio incurred fees under the 12b-1 Plan of $4,325 and $6,633, respectively.

Note 4. Investment Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2017 were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Purchases of U.S. Government and agency obligations	$326,376,845	$531,112,773
Purchases (excluding U.S. Government and agency obligations)	6,028,230	49,237,848
Sales or maturities of U.S. Government and agency obligations	238,050,202	646,744,529
Sales or maturities (excluding U.S. Government and agency obligations)	6,524,580	—

Note 5. Tax Information

The tax character of distributions paid for the fiscal year ended August 31, 2017 was as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$3,191,188	$4,309,894
Long Term Capital Gains	—	—
Capital	—	—

Total taxable distributions	$3,191,188	$4,309,894

The tax character of distributions paid for the fiscal year ended August 31, 2016 was as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Distributions paid from:

Ordinary income	$2,250,242	$3,806,833
Long Term Capital Gains	—	—
Capital	—	—

Total taxable distributions	$2,250,242	$3,806,833

As of August 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Undistributed ordinary income—net	$642,050	$506,476

Total undistributed earnings	$642,050	$506,476
Capital loss carryforward(1)	(8,104,788)	(7,888,265)
Timing differences (dividends payable and late-year losses)	(700,527)	(2,019,335)
Unrealized gains—net	427,068	1,502,137

Total accumulated losses—net	$(7,736,197)	$(7,898,987)

(1)	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years following the loss, and such carryforward is treated as a short-term capital loss in each of those years, irrespective of the character of the original loss. Net capital losses (earned in taxable years beginning after December 22, 2010) (“post–2010 losses”) may be carried forward indefinitely and must retain the character of the original loss. Such post–2010 losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
2017	$—	$—
2018	—	(3,825,043)
2019	(163,234)	—
No Expiration – Long Term	(3,563,294)	(1,962,248)
No Expiration – Short Term	(4,378,260)	(2,100,974)

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following

TRUST FOR CREDIT UNIONS

Notes to Financial Statements

Year Ended August 31, 2017 (continued)

fiscal year. For the year ended August 31, 2017, the Portfolios deferred to September 1, 2017 late year capital and ordinary losses of:

	Ultra-Short Duration Government Portfolio	Short Duration Portfolio
Late Year Capital Losses	$(434,900)	$(1,681,780)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to accretion of market discounts, amortization of market premiums, and wash sale deferrals.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown gains and losses, distribution redesignations, market discounts and market premiums and expiration of capital loss carryforwards.

Portfolio	Paid-in Capital	Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain/Loss
Ultra-Short Duration Government	$—	$592,966	$(592,966)
Short Duration	—	419,117	(419,117)

Note 6. Credit and Concentration Risk

The Portfolios may invest a portion of their assets in securities of issuers that hold mortgage securities, including residential mortgages. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in the interest rates.

The Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

Note 7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure other than the item noted above.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees

Trust for Credit Unions

We have audited the accompanying statements of assets and liabilities of the Trust for Credit Unions (the “Trust”), comprising respectively, the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio, including the portfolios of investments as of August 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio as of August 31, 2017, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2017

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited)

Tax Information

For the year ended August 31, 2017, the Portfolios had no long-term capital gain distributions.

Expenses – Year Ended August 31, 2017

As a shareholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2017 through August 31, 2017.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled

“Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholder may incur transaction costs.

	Ultra-Short Duration Government Portfolio				Short Duration Portfolio

	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*	Beginning Account Value 3/1/17	Ending Account Value 8/31/17		Expenses Paid for the 6 months ended 8/31/17*
TCU Shares
Actual	$1,000.00	$1,005.30		$1.97	$1,000.00	$1,008.40		$1.92
Hypothetical 5% Return	1,000.00	1,023.24		1.99	1,000.00	1,023.29	+	1.94
Investor Shares
Actual	1,000.00	1,005.20		2.12	1,000.00	1,008.20		2.08
Hypothetical 5% Return	1,000.00	1,023.09	+	2.14	1,000.00	1,023.14	+	2.09

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period). The annualized net expense ratios for the period were 0.39% and 0.38% for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio’s TCU Shares, respectively, and 0.42% and 0.41% for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio’s Investor Shares, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

Shareholder Meeting Results

A Special Meeting of Shareholders of Trust for Credit Unions was held on May 12, 2017. The following proposals were submitted for a vote of the shareholders of the Trust:

1. Approval of a new investment advisory agreement between the Trust on behalf of each of its series and ALM First Investment Advisors, LLC (“ALM First” or the “Adviser”). The Government Money Market Portfolio, a series of the Trust that suspended operations as of the close of business on May 30, 2014, does not currently have any shares outstanding but will be included in the new advisory agreement. With respect to Proposal 1, the following votes were recorded:

Name of Fund	For	Against	Abstain
Ultra-Short Duration Government Portfolio	37,088,180.335	0	0
Short Duration Portfolio	35,161,402.401	0	0

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

Statement Regarding Basis for Approval of Advisory Agreement

New Advisory Agreement. A new advisory agreement between the Trust, on behalf of each Portfolio, and ALM First Financial Advisors, LLC, effective April 17, 2017 (the “New Advisory Agreement”) was unanimously approved by the Trustees, including a majority of the Independent Trustees, and recommended for approval by the shareholders of the Portfolios at a Board meeting held on February 10, 2017 (the “New Contract Meeting”).

Prior to its meeting on February 10, 2017, the Trustees met in-person with management of ALM First Financial Advisors, LLC (“ALM First”) and representatives of Goldman Sachs Asset Management, L. P. (“GSAM”) on January 10, 2017, to receive and consider materials relating to, among other matters, the investment and management services provided by GSAM as well as a proposal to provide investment and management services from ALM First. The Trustees also met telephonically on multiple separate occasions, both as a full Board and through the Trust’s Product Development Committee, to consider whether it would be in the best interests of each Portfolio and shareholders to approve the New Advisory Agreement and convened informally on other occasions to discuss outstanding issues. At each of these meetings, the Trustees received and reviewed information provided by ALM First and GSAM in response to requests from the Trustees, Trust counsel and Independent Trustee counsel. Among other written and oral information, the Trustees requested and were provided information regarding:

•	the investment performance of each Portfolio over various time periods both by itself and in relation to relevant indices;

•	the investment performance of accounts managed by ALM First and GSAM with investment strategies similar to the investment strategies of the Portfolios;

•	the fees to be charged by ALM First and GSAM for investment advisory services, as well as other compensation received by GSAM and its affiliates or to be received by ALM First;

•	the total operating expenses of the Portfolios and comparison of proposed expenses to the previous year’s expenses;

•

investment management staffing and the experience of the investment advisory and other personnel of GSAM who then currently provided services to the Portfolios and of the personnel of ALM First who were proposed to provide services to the Portfolios;

•	financial statements and other information regarding the financial condition and prospects of GSAM and ALM First;

•	the profitability to GSAM of managing the Portfolios and the methodology in allocating expenses to the management of the Portfolios; and

•	the projected profitability to ALM First of managing the Portfolios.

Throughout the process, the Trustees had opportunities to ask questions of and requested and received additional materials from ALM First and GSAM. The Trustees discussed with representatives of management the operations of the Portfolios and management’s opinion of the process and potential prospects offered by each proposed adviser. The Trustees discussed with

ALM First its ability to provide investment and management services to the Portfolios. During each meeting at which the Trustees considered the New Advisory Agreement, they were advised by and met, as necessary, in executive session with Trust counsel and their independent legal counsel.

In considering whether to approve the New Advisory Agreement, the Trustees reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Trustees to approve the New Advisory Agreement are discussed below:

Nature, Extent, and Quality of Services. The Trustees considered the nature, extent and quality of advisory services proposed by ALM First. ALM First’s management of over approximately $20 billion in assets (as of December 31, 2016), and ALM First’s history managing assets for credit unions subject to Part 703 of the National Credit Union Administration (“NCUA”) rules and regulations. Other considerations were (i) ALM First’s ability to supervise the Portfolios’ service providers, to supervise operations for the Portfolios, to prepare compliance and regulatory filings for the Portfolios and disclosures to Portfolio shareholders, to assist the Trustees in their capacity as trustee, and to provide other services; (ii) ALM First’s significant connections to and history of managing assets in the credit union industry; and (iii) ALM First’s strong regulatory history. The Trustees were familiar generally with the quality of services provided by ALM First and with members of its management team based on ALM First’s history of providing investment advisory and other financial services to credit unions, ALM First’s work on behalf of the credit union movement with respect to the implementation and interpretation of NCUA rules and regulations, and the firm’s overall presence as a credit union industry advisor.

The Trustees noted the representations of ALM First with respect to ensuring compliance with the Portfolios’ investment policies and restrictions, as well as ALM First’s familiarity with NCUA rules and regulations. They reviewed the quality of managerial services proposed to be provided by ALM First in its capacity as adviser. The Trustees noted that many of the Trust’s operations were already performed by third-party service providers, who had performed satisfactorily, and that ALM First would continue to retain these service providers. The Trustees also confirmed that the Trust’s chief compliance officer had reviewed ALM First’s compliance policies and procedures, and that the Trust’s chief compliance officer would continue in that role following the change in investment adviser.

The Trustees also considered information such as (i) the experience of ALM First’s investment professionals; (ii) the reputation, regulatory history and resources of ALM First, generally, and its reputation and standing particularly within the credit union industry; (iii) information on the approach of ALM First to retention and compensation of investment and other key personnel; (iv) ALM First’s current and projected financial condition; and (v) the management structure of ALM First and the intentions of ALM First with respect to management of the Portfolios. The Board noted that while ALM First had not served as investment adviser to registered investment companies, certain of the firm’s principals have portfolio management experience with investment companies. The Trustees reviewed each of these factors in light of the expected change from GSAM to ALM First as investment adviser.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

The Trustees concluded that the expected nature, extent and quality of the services to be provided by ALM First under the New Advisory Agreement were appropriate for the Portfolios and that the Portfolios were likely to benefit from the provision of those services by ALM First. The Trustees concluded that ALM First currently had sufficient personnel, with appropriate education and experience, to serve the Portfolios effectively.

Investment Performance of the Portfolios. The Trustees considered short-term and long-term investment performance for ALM First’s representative accounts which were considered the most similar to the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio of the Trust. The Trustees discussed with management of ALM First in detail the overall long-term performance record of each Portfolio, its historic investment style, and the resources that ALM First would bring to bear in managing each Portfolio. The Trustees reviewed ALM First’s work with clients in the credit union industry. The Trustees reviewed and discussed the performance of ALM First’s certain other accounts relative to the Portfolios and reviewed the annual performance of ALM First’s accounts as compared to the Portfolios’ performance. ALM First provided the Trustees with performance of its accounts for the one-, three-, five-, 10- and 20-year periods, including annual returns for each year within the respective period. The Trustees regarded these as additional factors in the evaluation of investment performance that may result from ALM First’s management of the Portfolios under the New Advisory Agreement.

Expenses. The Trustees viewed favorably that fees would decrease under the New Advisory Agreement and the current willingness of ALM First to charge an advisory fee for the Portfolios based on the aggregate net assets of the two Portfolios, which would allow both Portfolios to benefit from increases in the net assets of either Portfolio. The Trustees noted that the advisory fees under the New Advisory Agreement would decrease by a greater percentage as the Portfolios’ aggregate average net assets increased. The Trustees reviewed the anticipated total expense ratios for the portfolios and that these were expected to decrease due to the lower advisory fees charged under the New Advisory Agreement. The Trustees concluded that for each Portfolio the contractual management fee proposed by ALM First would be acceptable based upon the qualifications, experience, reputation and performance of ALM First and the overall expense ratio of the Portfolios.

Profitability and Costs of Services to ALM First. The Trustees considered the materials concerning ALM First’s expected profitability and expected costs attributable to the Portfolios. ALM First provided, and the Trustees reviewed and discussed, various scenarios outlining ALM First’s projected profitability for managing the Portfolios at various asset levels. The Trustees compared the relative profitability under the then-current advisory agreement with GSAM (the “GSAM Advisory Agreement”) to the projected profitability presented by ALM First. The Trustees also were aware of the impact of lower aggregate Portfolio assets on ALM First’s fees.

Extent of Economies of Scale as the Portfolios Grow. The Trustees considered whether there have been economies of scale with respect to the management of the Portfolios and whether the Portfolios have appropriately benefited from any economies of scale. The Trustees noted the Portfolios have breakpoints on their advisory fees under the GSAM Advisory Agreement that would allow investors to benefit directly in the form of lower fees as Portfolio assets grow. They noted that the New Advisory Agreement has similar breakpoints to allow investors to benefit directly in the form of lower fees under the New Advisory Agreement, that the breakpoints in the New Advisory Agreement will result in lower fees at each aggregate asset level for the Portfolios, and that the breakpoints will continue to be in effect under the New Advisory Agreement at the same aggregate net asset levels for the Portfolios. In view of these considerations, the Trustees determined that the fee levels under the New Advisory Agreement reflect economies of scale for the benefit of Portfolio investors.

Other Factors Affecting Fees. The Trustees also considered the quality of personnel and services to be provided to the Portfolios by ALM First, and the proposed decrease in advisory fees under the New Advisory Agreement. The Trustees recognized that the Portfolios were expected to benefit from reduced costs overall as a result of the lower advisory fees under the New Advisory Agreement.

Other Relevant Considerations. (a) Personnel and Methods. The Trustees also considered the history, reputation, qualifications and background of ALM First, as well as the qualifications of their personnel, and concluded that ALM First currently had sufficient personnel to serve the Portfolios effectively. (b) Other Benefits. The Trustees also considered the character and amount of other direct and incidental benefits received by ALM First and its affiliates from their association with the Portfolios. The Trustees concluded that potential “fall-out” benefits that ALM First and its affiliates might receive, such as greater name recognition visibility among credit unions or increased ability to obtain research services, appeared to be reasonable, and might in some cases benefit the Portfolios.

Conclusion. In considering the New Advisory Agreement, the Trustees did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Portfolios’ surrounding circumstances. Based on this review, it was the judgment of the Trustees that shareholders of the Portfolios would receive satisfactory performance at reasonable fees under the New Advisory Agreement. The Trustees considered assurances from ALM First that it would manage each Portfolio in accordance with its respective investment objectives and policies as disclosed to shareholders and would employ an experienced portfolio manager in managing the Portfolios. The Trustees also noted that ALM First already had successful relationships with a number of credit unions that currently held shares of the Portfolios, as well as with other potential shareholders. After full consideration of the above factors, as well as other factors that the Trustees considered relevant in evaluating the New Advisory Agreement, the Trustees unanimously concluded that the approval of the New Advisory Agreement was in the best interest of each Portfolio and its shareholders, and approved the New Advisory Agreement through April 16, 2019.

GSAM Advisory Agreement. At a meeting held on March 21, 2017, the extension of the GSAM Advisory Agreement was unanimously approved by the Trustees, including a majority of the Independent Trustees, for the period commencing March 31, 2017 through April 16, 2017 (the “Termination Date”) with respect to each of the Trust’s Portfolios.

TRUST FOR CREDIT UNIONS

Additional Information (Unaudited) (continued)

The Board discussed, that pursuant to the Trustees’ decision to engage ALM First and replace GSAM as the investment adviser to the Portfolios, ALM First would commence as investment adviser to the Trust on April 17, 2017. The Trustees then discussed the GSAM Advisory Agreement. The Board reviewed information relevant to their consideration whether to extend the GSAM Advisory Agreement with the Trust through the Termination Date. The Trustees noted that, in January 2017, in connection with the Request for Proposals (“RFP”) process, GSAM had provided the Board with information concerning the nature, extent and quality of the services provided to the Trust’s Portfolios. The Trustees noted that GSAM supplied extensive information to the Board pursuant to the RFP process, which updated and expanded upon information previously provided to the Board. The Board discussed that they had requested and received information as may be reasonably necessary to evaluate the terms of the GSAM Advisory Agreement, and that they had determined that the GSAM Advisory Agreement should be continued through the Termination Date. Based on the information that had been provided and their oversight of the Trust during the past year, the Trustees concluded that, with respect to the nature, extent and quality of the services provided by the Trust’s then-current investment adviser, GSAM had substantial resources to provide services to the Trust through the Termination Date, that GSAM’s services had been acceptable and that GSAM had been responsive to requests made by the Trustees and to regulatory and industry changes. Further, after reviewing the information regarding GSAM’s costs, profitability and economies of scale, the Trustees concluded that the advisory fees paid by the Portfolios were fair and reasonable.

Based upon their considerations and their knowledge of GSAM as investment adviser to the Trust’s Portfolios, the Trustees agreed to extend the GSAM Advisory Agreement for the period from March 31, 2017 to the commencement of the New Advisory Agreement with ALM First on April 17, 2017.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)	August 31, 2017

Trustees and Officers (unaudited)1

Name, Age and Address[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Independent Trustees

Rudolf J. Hanley Age: 74	Trustee	Since 2003	President and Chief Executive Officer, SchoolsFirst Federal Credit Union (September 1982-June 2014).	2	None

Stanley C. Hollen Age: 67	Trustee	Since 2007	President and Chief Executive Officer, Co-Op Financial Services (credit union-owned electronic funds transfer network and processor) (2005-2016); President and Chief Executive Officer, Liberty Enterprises (credit union-focused check printing, payment systems, marketing and technology solution provider) (September 2002-June 2005).	2	None

Gary Oakland Age: 64	Trustee	Since 1999	Retired (Since 2012); President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-2012).	2	None

Julie A. Renderos Age: 41	Vice Chair and Lead Independent Trustee	Since 2015	Executive Vice President/Chief Financial Officer (since 2012), Senior Vice President/Finance (2007-2012), Suncoast Credit Union.	2	None

Michael D. Steinberger Age: 40	Trustee	Since 2015	Associate Professor of Economics (since 2011), Assistant Professor of Economics (2004-2011) Pomona College; Dean (2011 to Present) and Chief Academic Officer (since 2016), Associate Dean (2006-2011), Western CUNA Management School.	2	None

Interested Trustees

James F. Regan[5] Age: 51	Chair and Trustee	Since 2013	President and Chief Executive Officer (since 2009) and Vice President and Chief Financial Officer (1996-2008), Digital Federal Credit Union.	2	None

Wendell A. Sebastian[6] Age: 73	Trustee	Since 1989	Executive Director, National Credit Union Foundation (2010-2013); President and Chief Executive Officer, GTE Federal Credit Union (January 1998-December 2009).	2	None

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services LLLP, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.
[2]

Except in the event of resignation or removal, each Trustee holds office until the next meeting of shareholders called for the purpose of electing Trustees, and until the election and qualification of his successor.

[3]	The Fund Complex includes all registered investment companies that are advised by ALM First or one of its affiliates.
[4]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
[5]	Mr. Regan is considered an interested Trustee of the Trust because his principal employer, Digital Federal Credit Union, has a business relationship with the investment adviser for a number of years.
[6]

Mr. Sebastian is considered an interested Trustee of the Trust because his daughter is an employee of Callahan & Associates, Inc., the sole shareholder of Callahan Financial Services, Inc., the distributor of the Trust.

TRUST FOR CREDIT UNIONS
Additional Information (Unaudited) (continued)	August 31, 2017

Trustees and Officers (unaudited) (continued)

Information pertaining to the officers of the Fund is set forth below.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Officers of the Fund

Jay E. Johnson, 49 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	President and Treasurer	Since 2013 and 2008	Executive Vice President, CFS (December 2001-Present).

Jonathan K. Jeffreys, 38 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20036	Vice President and Assistant Treasurer	Since 2008 and 2013	Vice President, CFS (June 2001-Present).

Michael P. Malloy, 58 Drinker Biddle & Reath LLP One Logan Square, Ste. 2000 Philadelphia, PA 19103-6996	Secretary	Since 2016	Partner (1993-Present), Drinker Biddle & Reath LLP (law firm).

Spencer Pollock, 43

Bank of New York Mellon (“BNYM) (formerly BNY Mellon Investment Servicing (US) Inc. (“BNYIS”),

formerly, PNC Global Investment Services (U.S.) Inc. (“PNC”))

4400 Computer Drive

Westborough, MA 01581

	Assistant Treasurer	Since 2016	Vice President and Director, Fund Accounting and Administration, BNYM (March 2014-Present); Vice President and Senior Manager, BNYIS (2010-2014); Manager, PNC (2008-2010).

Nigel Linssen, 43 BNYM 760 Moore Road King of Prussia, PA 19406	Assistant Secretary	Since 2011	Vice President and Counsel, Regulatory Administration, BNYM (February 2011-Present),

Salvatore Faia, 54, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 22 Wilmington West Chester Pike Chadds Ford, PA 19317	Chief Compliance Officer	Since 2008	President, Vigilant Compliance, LLC (investment management services company) (2008-Present); President (since 2009) and Chief Compliance Officer (since 2004), The RBB Fund, Inc (registered investment company) (2004-Present); Independent Trustee of EIP Investment Trust (registered investment company) (2005-Present).

[1]	Each officer is elected by the Board of Trustees of the Trust and holds office at the pleasure of the Board of Trustees or until his or her successor shall have been duly elected and qualified.

Trustees

James F. Regan, Chair

Julie A. Renderos, Vice Chair

Rudolf J. Hanley

Stanley Hollen

Gary Oakland

Wendell A. Sebastian

Michael D. Steinberger

Officers

Jay E. Johnson, President and Treasurer

Jonathan K. Jeffreys, Vice President and Assistant Treasurer

Michael P. Malloy, Secretary

Salvatore Faia, JD, CPA, Chief Compliance Officer

Administrator

Callahan Credit Union Financial Services Limited Liability Limited Partnership

Investment Adviser

ALM First Financial

Advisors, LLC (“ALM First”)

Administrative & Fund Accounting Agent

The Bank of New York Mellon

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Distributor

Callahan Financial Services, Inc.

Independent Registered Public Accounting Firm

Tait,Weller & Baker LLP

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Julie A. Renderos is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services for the Trust for Credit Unions*: Table 1 – Items 4(a) – 4(d).

	2017	2016	Description of Services Rendered
Audit Fees	$68,000	$68,000	Financial statement audits

Audit-Related Fees	$0	$0

Tax Fees	$8,000	$8,000	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$0	$0

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates** that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2017	2016	Description of Services Rendered
Audit Fees	$0	$0

Audit-Related Fees	$0	$0

Tax Fees	$0	$0

All Other Fees	$0	$0

*	Tait Weller & Baker LLP served as the registrant’s principal accountant for the fiscal years ended August 31, 2016 and August 31, 2017.

**

These include the advisers and any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

(e)(2)

None of the services described in the Registrant’s response to paragraphs (b) through (d) of Item 4 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended August 31, 2017 and $0 for the fiscal year ended August 31, 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 Trust for Credit Unions

By (Signature and Title)*    /s/ Jay E. Johnson

Jay E. Johnson, President & Treasurer

(principal executive officer and principal financial officer)

Date     11/02/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jay E. Johnson

Jay E. Johnson, President & Treasurer

(principal executive officer and principal financial officer)

Date     11/02/2017

* Print the name and title of each signing officer under his or her signature.